UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

BBX CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value (including associated Preferred Share Purchase Rights)	BBX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2019, the Board of Directors of BBX Capital Corporation (the “Company”) appointed Gregory Adam Haile to the Company’s Board of Directors.  Mr. Haile has served as the President of Broward College since July 1, 2018. From September 2011 to June 2018, Mr. Haile was the General Counsel and Vice President for Public Policy and Government Affairs for Broward College.  Prior to joining Broward College, Mr. Haile was an attorney in private practice.

 As compensation for his service on the Company’s Board of Directors, Mr. Haile will receive the Company’s standard compensation for non-employee directors, which is currently an annual cash retainer of $100,000.

There is no arrangement or understanding between Mr. Haile and the Company or any other person pursuant to which he was appointed as a director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the appointment of Mr. Haile as a director of the Company, the Company’s Board of Directors approved an amendment to the Company’s Bylaws, effective October 15, 2019, to increase the maximum number of directors which may serve on the Board from fifteen directors to sixteen directors.  As a result of the appointment of Mr. Haile to the Board, there are currently sixteen directors serving on the Company’s Board of Directors.

A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1Bylaws of BBX Capital Corporation (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2019

BBX Capital Corporation

By: /s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President and Chief Financial Officer